UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Michael J. O’Neil

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2022

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2022 is attached below.

Kayne Anderson

Energy Infrastructure Fund, Inc.

KYN Semi-Annual Report

May 31, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson Energy Infrastructure Fund, Inc.’s (the “Company”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Company anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Company at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

July 5, 2022

Dear Fellow Stockholders:

We hope this letter finds you and your families well. Though summer is upon us, there is no lack of news flow regarding the state of the global economy. Investors are on edge, with financial assets reacting violently as market sentiment shifts. In our last quarterly update, we pointed to the many factors driving volatility in financial markets, including “concerns about inflation, rising interest rates, and the potential for a slower global recovery.” Many of these challenges have only become more pronounced, with inflation hovering at 40-year highs and central banks rapidly increasing interest rates to rein in inflation expectations. Energy prices are featured prominently in the inflation discussion, and energy security remains squarely in focus as geopolitical events roil global energy and commodity markets. Despite the nearer-term headwinds facing equity valuations, we believe the long-term investment case for energy infrastructure equities is even more compelling, and we believe KYN is ideally suited to give investors exposure to this asset class. Our portfolio of equity investments in high-quality, well-capitalized companies focused primarily on North American midstream, utilities, and renewable infrastructure should generate attractive returns across a range of economic conditions. This quarter’s relative performance is an excellent case study highlighting this point.

In this letter, we discuss the energy infrastructure markets, KYN’s portfolio positioning, and the Company’s strong quarterly performance. In summary:

•        KYN had another impressive quarter performance-wise, generating a Net Asset Return of 10.8%;(1)

•        We achieved this return while maintaining conservative leverage levels with ample “downside cushion” given the overall market volatility;(2) and

•        Announced a quarterly distribution of $0.20 per share.

Market Conditions

The S&P 500 declined 5.2% during KYN’s fiscal second quarter (ended May 31st) and was down 8.8% during the first six months of fiscal 2022.(3) Volatility remained stubbornly high as the market assessed accelerating and widespread inflation amidst skepticism about the Federal Reserve’s ability to engineer a “soft landing.” As the Fed and other Central Banks rapidly increased interest rates to quell inflation expectations, the prospects for a global recession have increased. Bond yields continued to increase at an extraordinary pace during the quarter, with the 10-year U.S. Treasury bond yield up 101 basis points (bps) to 2.8% — double the rate at the start of fiscal 2022. Against a backdrop of heightened uncertainty, we expect continued periods of above-average volatility in equity markets.

Energy commodity prices remained strong (but volatile) during the fiscal quarter, as WTI crude oil prices ended the quarter at a 14-year high of $114 per barrel (up 19% during fiscal Q2). Global crude oil and refined product inventories were tight even before Russia’s invasion of Ukraine, and we are now witnessing a delicate global balancing act. Global demand is still growing materially, but at a slower rate due to high prices. Meanwhile, unprecedented strategic petroleum reserve releases are helping offset lower Russian exports. Despite this, oil prices remain high as the market weighs the prospects of lower Russian supply by the end of this year and limited alternatives to offset this decline (global “spare capacity” to increase production is very low). Domestically, capital discipline by U.S. upstream companies

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

and supply chain/labor constraints continue to act as meaningful governors on domestic supply growth. That said, virtually all domestic producing basins are profitable at today’s prices, and the U.S. rig count reached 727 as of quarter-end, its highest point since March 2020.(4) Taking these and other factors into account, we continue to forecast U.S. upstream companies to grow production in the range of 5-7% during 2022. Barring a severe global recession, we anticipate robust demand growth and believe oil prices will remain above “mid-cycle” levels, as there is no quick fix to today’s supply constraints.

Natural gas and LNG (liquified natural gas) prices remain in focus, given that Russia (pre-war) supplied roughly 40% of the natural gas consumed by Europe. During the quarter, U.S. natural gas prices approached levels not experienced in well over a decade, averaging $6.46 per million British thermal units (MMBtu) and ended the period at $8.46/MMBtu. As stunning as these price levels are for American consumers, prices in Europe averaged $31/MMBtu during the same period. It is hard to overstate the importance of access to cheap and abundant natural gas to global manufacturing and power generation, and consumers are bearing the brunt of this dramatic price increase in the form of higher prices for finished goods and unprecedented utility bills. This dynamic has accelerated the sanctioning and development of additional LNG import/export infrastructure while simultaneously promoting the need for additional sources of renewable energy. The recent emphasis on newbuild energy infrastructure, combined with a corporate and political mandate for lower-carbon energy sources, provides an extremely attractive commercial backdrop for our natural gas and renewable infrastructure investments. Policymakers and investors alike have a heightened awareness of the importance of cheap, reliable energy to modern life, driving incremental investor interest in companies throughout our portfolio.

The parallel themes of energy security and energy transition continue to resonate globally as countries struggle to reconcile their acute need for inexpensive sources of non-Russian energy today with longer-term climate commitments. The myriad geopolitical and economic crises have become something of an energy Rorschach test, in which the subjects’ perception of events is informed by their respective pre-crisis political and business agendas. Global leaders and management teams throughout our investable universe have articulated seemingly divergent energy takeaways in recent months, and there is no shortage of pundits offering a “silver bullet” solution for global energy supply woes.

Our view is that there is no universal solution to the systemic challenges we face today; countries will require energy infrastructure tailored to their respective economic, geographic, and political constraints. To reiterate our long-held belief: The quest for energy security does not conflict with the energy transition. We believe that responsibly produced, low-carbon intensity hydrocarbons will be part of the global mix for decades to come, complementing growing renewable energy sources and providing raw materials necessary to manufacture consumer and medical products that are fundamental to daily life in modern society. KYN is designed to provide direct and curated exposure to the durable megatrends of decarbonization and energy security.

Portfolio and Performance

Returns across KYN’s three energy infrastructure sectors — midstream, U.S. utilities, and renewable infrastructure — were mixed during the second fiscal quarter of 2022.

•   Midstream energy, our largest sector, had another outstanding quarter, with the Alerian Midstream Energy Index (AMNA) up 11.4%, outperforming the S&P 500 by approximately 1,700 bps.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

•   U.S. utilities were up meaningfully for the quarter as investors searched for relative safety amid a volatile backdrop, with the Utilities Select Sector SPDR Fund (XLU) returning 10.2% — the sector’s best quarterly performance in the last year.

•   Renewable infrastructure returns were down slightly, at negative 1.9%.(5)

We should also note that post quarter-end, each of these sectors declined during June along with many other financial assets as investors weigh the prospect of slowing economic growth and the potential for recession. During June, the AMNA, XLU, and our renewable infrastructure composite declined 12.2%, 4.9%, and 9.3%, respectively. While unsettling, we recognize that these corrections occur from time to time. KYN’s diversified portfolio of liquid investments and conservative leverage allow us to navigate these corrections efficiently so that we can focus on generating attractive long-term returns.

Over the last 24 months (June 2020 to May 2022), the AMNA returned 86%, which is approximately 4,600 bps greater than the S&P 500’s return of 40% over the same time period. U.S. utilities returned 32% over this period, and renewable infrastructure was up 24%. While renewable infrastructure and utilities have lagged the midstream sector over this two-year period, it is important to recall both sectors’ outstanding returns in 2019 and 2020 when midstream investments performed poorly. As we emphasized in past letters, the diversity among these returns is expected, and we believe this portfolio diversification reduces KYN’s overall risk without unduly sacrificing returns. We continue to believe each sector’s fundamental long-term prospects are very favorable, and our team actively monitors near-term prospects for each in pursuit of maximizing total returns.

As shown below, KYN’s sector allocations remain skewed toward midstream compared to the weightings that make up KYN’s Composite Energy Infrastructure Index benchmark. As a reminder, the benchmark index is a blend of midstream, U.S. utilities, and renewable infrastructure sectors, as measured by the AMNA, XLU, and our renewable infrastructure composite, respectively.(6)

KYN’s NAV Return of 10.8% was approximately 150 basis points better than the benchmark index return of 9.3%, primarily due to KYN’s higher allocation to midstream, the best performing sector during the quarter. KYN’s midstream holdings continue to consist of larger, diversified midstream companies that have exposure to the most attractive upstream producing basins and own assets that link the production of oil, natural gas, and natural gas liquids to domestic customers and export markets. We expect continued outperformance for midstream equities and anticipate remaining “overweight” in this subsector for the foreseeable future.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

KYN’s Market Return was 11.0% for the quarter, or approximately 20 bps higher than NAV Return, as KYN’s share price ended the quarter at a marginally tighter discount to NAV.(7) We are disappointed in the stock price to NAV discount, and we continue to assess all options to narrow the discount. Our core mission of providing attractive risk-adjusted returns while maintaining conservative balance sheet leverage and ample liquidity in the portfolio remains unchanged. We expect that our consistent performance, along with a substantial return of cash to shareholders through quarterly distributions, will be recognized by the market over time.

Distribution

Given KYN’s consistently strong performance in recent quarters and on the heels of last quarter’s 14% distribution increase, the Company has elected to maintain its quarterly distribution of $0.20 per share.(8) Based on our current outlook, we believe this distribution level is sustainable and consistent with our distribution policy, which considers net distributable income as well as realized and unrealized gains from KYN’s portfolio investments. While we are cognizant of the heightened risks in broader markets, we remain optimistic about the long-term outlook for energy infrastructure companies and their role in the energy transition and in facilitating increased energy security for our allies across the globe.

We encourage investors to visit our website at kaynefunds.com for more information about the Company, including the podcasts posted on the “Insights” page that discuss performance and key industry trends. For more details on KYN’s performance, please refer to the “Quarterly Performance” section of our website at kaynefunds.com/kyn. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

____________

(1)              Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(2)              Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KYN’s financial covenants.

(3)              Performance metrics in this letter represent total returns unless specifically noted otherwise.

(4)              Source: Baker Hughes North America Rig Count database.

(5)              Based on a composite total return for 38 domestic and international renewable infrastructure and utility companies (calculated on a market-cap weighted basis with individual constituents capped at a 10% weighting).

(6)       The sub-sector allocations for KYN’s Composite Energy Infrastructure Index were established by Kayne Anderson at the beginning of fiscal 2022 and are expected to change on an annual basis based on the estimated sub-sector allocations of the Company’s assets during that year. The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA). The benchmark for the renewable infrastructure sector is the composite total return defined in footnote 5. The benchmark for the U.S. utilities sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a sub-set of the S&P 500.

(7)              Market return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(8)              Distribution payable July 12, 2022.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
Portfolio Summary
(UNAUDITED)

Portfolio of Long-Term Investments by Category

Top 10 Holdings by Issuer(1)

			Percent of Long-Term Investments as of
	Holding	Category	May 31, 2022	November 30, 2021
1.	MPLX LP(2)	Midstream Energy Company	10.8%	12.9%
2.	Enterprise Products Partners L.P.(2)	Midstream Energy Company	10.3	10.5
3.	Energy Transfer LP	Midstream Energy Company	8.7	7.8
4.	Targa Resources Corp.	Midstream Energy Company	7.8	7.4
5.	The Williams Companies, Inc.	Midstream Energy Company	7.5	6.4
6.	Plains All American Pipeline, L.P.(3)	Midstream Energy Company	5.6	5.2
7.	Western Midstream Partners, LP	Midstream Energy Company	4.7	4.5
8.	Cheniere Energy, Inc.	Midstream Energy Company	4.5	3.2
9.	ONEOK, Inc.	Midstream Energy Company	3.5	4.0
10.	Magellan Midstream Partners, L.P.	Midstream Energy Company	3.5	3.6

(1)  Includes ownership of equity and debt investments.

(2)  Includes ownership of common and preferred units.

(3)  Includes ownership of Plains All American Pipeline, L.P. (“PAA”) and Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2022, we had total assets of $2.1 billion, net assets applicable to our common stockholders of $1.5 billion (net asset value of $11.01 per share), and 136.1 million shares of common stock outstanding.

Results of Operations — For the Three Months Ended May 31, 2022

Investment Income.    Investment income totaled $12.1 million for the quarter. We received $29.2 million of dividends and distributions, of which $15.8 million was treated as return of capital and $1.4 million was treated as distributions in excess of cost basis. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $11.2 million, including $6.8 million of investment management fees, $2.8 million of interest expense, $0.9 million of preferred stock distributions and $0.7 million of other operating expenses.

Net Investment Income.    Our net investment income totaled $0.9 million and included a current tax expense of $1.7 million and a deferred tax benefit of $1.7 million.

Net Realized Gains.    We had net realized gains from our investments of $8.9 million, consisting of realized gains from long term investments of $11.4 million, $0.1 million of realized gains from option activity, $0.1 million of realized gains from securities sold short, a current income tax expense of $4.9 million and a deferred tax benefit of $2.2 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $130.8 million. The net change consisted of a $166.1 million increase in unrealized gains on investments and a deferred tax expense of $35.3 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $140.6 million.

Distributions to Common Stockholders

On June 23, 2022, KYN declared a quarterly distribution of $0.20 per common share for the second quarter, which was paid on July 12, 2022. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

Net Distributable Income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2022
Distributions and Other Income from Investments
Dividends and Distributions	$29.2
Net Premiums Received from Call Options Written	0.1
Total Distributions and Other Income from Investments	29.3
Expenses
Net Investment Management Fee	(6.8)
Other Expenses	(0.6)
Interest Expense	(2.8)
Preferred Stock Distributions	(0.9)
Net Distributable Income (NDI)	$18.2
Weighted Shares Outstanding	135.8
NDI per Weighted Share Outstanding	$0.134
Adjusted NDI per Weighted Share Outstanding(1)	$0.130

____________

(1)    Adjusted NDI excludes distributions received from Atlantica Sustainable Infrastructure plc and Rattler Midstream LP attributable to the first quarter of fiscal 2022 with ex-dividend dates in March 2022 ($0.6 million).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   NDI includes the value of paid-in-kind dividends and distributions (if any), whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•   NDI includes commitment fees from PIPE investments (if any), whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

Liquidity and Capital Resources

At May 31, 2022, we had total leverage outstanding of $483 million, which represented 23% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25% to 30% of our total assets. Total leverage was comprised of $243 million of senior unsecured notes (“Notes”), $98 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $50 million outstanding under our unsecured term loan (the “Term Loan”) and $92 million of mandatory redeemable preferred stock (“MRP Shares”). At such date we had $1 million of cash. As of July 22, 2022, we had $136 million of borrowings outstanding under our Credit Facility, $50 million outstanding under our Term Loan and we had $2 million of cash.

Our Credit Facility has a total commitment of $200 million and matures on February 24, 2023. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Our $50 million Term Loan has a three-year term, maturing August 6, 2024. The interest rate on $25 million of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25 million is LIBOR plus 1.30%. Amounts repaid under the Term Loan cannot be reborrowed.

As of May 31, 2022, we had $243 million of Notes outstanding that mature between 2022 and 2032 and we had $92 million of MRP Shares outstanding that are subject to mandatory redemption between 2027 and 2030. On May 2, 2022, we redeemed all $11 million of our Series P MRP Shares at par (originally scheduled to mature on October 29, 2022). On May 18, 2022, we executed a definitive agreement for the private placement of $90 million of Notes and $20 million of MRP Shares. In conjunction with this agreement, on May 18, 2022, we issued $45 million of 4.57% Series RR Notes. The remaining $45 million of Notes and $20 million of MRP Shares will be funded on August 2, 2022. We expect to have sufficient borrowing capacity on our Credit Facility to refinance the remaining $27 million of Notes that mature in fiscal 2022.

At May 31, 2022, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 507% for debt and 410% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage. These targets are dependent on market conditions as well as certain other factors and may vary from time to time. Currently, we are targeting asset coverage ratios that provide approximately 30% to 40% of cushion relative to our financial covenants (i.e., market values could decline by approximately this amount before our asset coverage ratios would be equal to our financial covenants).

As of May 31, 2022, our total leverage consisted 64% of fixed rate obligations and 36% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.05%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2022
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 141.6%
Equity Investments(1) — 141.0%
Midstream Energy Company(2) — 117.2%
Aris Water Solutions, Inc.	667	$13,627
Cheniere Energy, Inc.	702	96,067
Cheniere Energy Partners, L.P.	325	17,501
Crestwood Equity Partners LP	98	2,845
DCP Midstream, LP	573	20,572
DT Midstream, Inc.	966	56,113
Enbridge Inc.(3)	932	43,031
Energy Transfer LP	15,774	183,921
EnLink Midstream, LLC	268	3,060
Enterprise Products Partners L.P.	7,087	194,313
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(5)(6)	23	23,864
Excelerate Energy, Inc.(7)	208	5,549
Hess Midstream LP	334	10,885
Kinder Morgan, Inc.	2,019	39,744
Kinetik Holdings Inc.	300	25,212
Magellan Midstream Partners, L.P.	1,426	73,723
MPLX LP	4,586	151,121
MPLX LP — Convertible Preferred Units(4)(5)(8)	2,255	78,600
ONEOK, Inc.	1,141	75,160
Pembina Pipeline Corporation(3)	789	31,729
Plains All American Pipeline, L.P.(9)	8,613	98,106
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(9)(10)	1,622	19,402
Targa Resources Corp.	2,305	166,021
TC Energy Corporation(3)	1,145	66,222
The Williams Companies, Inc.	4,291	159,025
Western Midstream Partners, LP	3,632	100,419
		1,755,832
Utility Company(2) — 12.0%
American Electric Power Company, Inc.	79	8,009
Dominion Energy, Inc.	486	40,956
Duke Energy Corporation	183	20,580
Evergy, Inc.	121	8,477
Eversource Energy	132	12,149
NextEra Energy, Inc.	151	11,399
Sempra Energy	259	42,374
TransAlta Corporation(3)	1,150	13,108
Xcel Energy Inc.	309	23,243
		180,295

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2022
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 8.6%
Atlantica Sustainable Infrastructure plc(3)	751	$24,508
Brookfield Renewable Partners L.P.(3)	625	22,247
Clearway Energy, Inc. — Class A	111	3,625
Clearway Energy, Inc. — Class C	365	12,793
Enviva Inc.	326	25,385
Innergex Renewable Energy Inc.(3)	735	9,911
NextEra Energy Partners, LP	269	19,282
Northland Power Inc.(3)	377	11,418
		129,169
Energy Company(2) — 3.2%
Phillips 66	391	39,449
Shell plc — ADR(3)(11)	140	8,291
		47,740
Total Equity Investments (Cost — $1,810,347)		2,113,036
	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 0.6%
Midstream Energy Company(2) — 0.6%
Energy Transfer LP	5.300%	4/15/47	$750	684
EQM Midstream Partners, LP	7.500	6/1/30	667	667
EQM Midstream Partners, LP	6.500	7/15/48	6,000	5,115
Kinder Morgan, Inc.	5.550	6/1/45	750	756
Plains All American Pipeline, L.P.(9)	4.900	2/15/45	750	646
The Williams Companies, Inc.	5.100	9/15/45	750	727
Total Debt Investments (Cost — $9,250)				8,595
Total Long-Term Investments — 141.6% (Cost — $1,819,597)				2,121,631

Debt				(391,111)
Mandatory Redeemable Preferred Stock at Liquidation Value				(91,603)
Deferred Income Tax Liability, net				(136,270)
Other Liabilities in Excess of Other Assets				(4,262)
Net Assets Applicable to Common Stockholders				$1,498,385

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)    Foreign security.

(4)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2022
(amounts in 000’s)
(UNAUDITED)

(5)    The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2022, the aggregate value of restricted securities held by the Company was $121,866 (5.7% of total assets), which included $19,402 of Level 2 securities and $102,464 of Level 3 securities. See Note 7 — Restricted Securities.

(6)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(7)    Security is non-income producing.

(8)    MPLX LP Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX LP and are senior to the common units in terms of liquidation preference and priority of distributions. For the quarter ended May 31, 2022, the Company received a distribution of $0.705 per MPLX Convertible Preferred Unit.

(9)    The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(10)  The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2022, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(11)  ADR — American Depositary Receipt.

At May 31, 2022, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	89.1%
Canada	9.3%
Europe/U.K.	1.6%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2022
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,700,310)	$2,003,477
Affiliated (Cost — $119,287)	118,154
Cash	1,334
Deposits with brokers	338
Interest, dividends and distributions receivable (Cost — $2,466)	2,482
Deferred credit facility offering costs and other assets	1,100
Total Assets	2,126,885

LIABILITIES
Payable for securities purchased	667
Investment management fee payable	6,791
Accrued directors’ fees	183
Accrued expenses and other liabilities	4,273
Deferred income tax liability, net	136,270
Credit facility	98,000
Term loan	50,000
Unamortized term loan issuance costs	(121)
Notes	243,111
Unamortized notes issuance costs	(1,142)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,664,117 shares issued and outstanding)	91,603
Unamortized mandatory redeemable preferred stock issuance costs	(1,135)
Total Liabilities	628,500
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,498,385
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (136,131,530 shares issued and outstanding, 196,335,883 shares authorized)	$136
Paid-in capital	1,853,702
Total distributable earnings (loss)	(355,453)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,498,385
NET ASSET VALUE PER COMMON SHARE	$11.01

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended May 31, 2022	For the Six Months Ended May 31, 2022
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$26,958	$49,669
Affiliated investments	2,226	3,812
Total dividends and distributions (after foreign taxes withheld of $342 and $673, respectively)	29,184	53,481
Return of capital	(15,777)	(30,952)
Distributions in excess of cost basis	(1,407)	(1,859)
Net dividends and distributions	12,000	20,670
Interest Income
Non-affiliated investments	62	62
Affiliated investments	3	3
Total Investment Income	12,065	20,735

Expenses
Investment management fees	6,792	12,553
Directors’ fees	174	326
Administration fees	151	315
Professional fees	116	240
Insurance	56	112
Reports to stockholders	46	98
Stock exchange listing fees	45	76
Custodian fees	23	42
Other expenses	67	111
Total Expenses — before interest expense, preferred distributions and taxes	7,470	13,873
Interest expense including amortization of offering costs	2,786	5,164
Distributions on mandatory redeemable preferred stock including amortization of offering costs	921	1,871
Total Expenses — before taxes	11,177	20,908
Net Investment Income (Loss) — Before Taxes	888	(173)
Current income tax expense	(1,669)	(2,088)
Deferred income tax benefit	1,725	2,474
Net Investment Income	944	213
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	10,727	(10,315)
Investments — affiliated	677	1,129
Foreign currency transactions	(27)	(146)
Securities sold short	84	84
Options	94	220
Current income tax (expense)	(4,857)	(10,673)
Deferred income tax benefit	2,251	12,646
Net Realized Gains (Losses)	8,949	(7,055)
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	148,524	387,449
Investments — affiliated	17,541	29,837
Foreign currency translations	15	24
Deferred income tax expense	(35,326)	(91,214)
Net Change in Unrealized Gains	130,754	326,096
Net Realized and Unrealized Gains	139,703	319,041
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$140,647	$319,254

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Fiscal Year Ended November 30, 2021
OPERATIONS
Net investment income (loss), net of tax(1)	$213		$(9,857)
Net realized gains (losses), net of tax	(7,055)		142,221
Net change in unrealized gains, net of tax	326,096		203,391
Net Increase in Net Assets Resulting from Operations	319,254		335,755
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	—
Distributions — return of capital	(49,355	)(2)	(82,190)
Dividends and Distributions to Common Stockholders	(49,355)		(82,190)
CAPITAL STOCK TRANSACTIONS
Issuance of 9,683,976 shares of common stock in connection with the merger of Fiduciary/Claymore Energy Infrastructure Fund	102,007		—
Total Increase in Net Assets Applicable to Common Stockholders	371,906		253,565
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,126,479		872,914
End of period	$1,498,385		$1,126,479

____________

(1)    Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)    The characterization of the distributions paid to common stockholders for the six months ended May 31, 2022, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2022
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$319,254
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	30,952
Distributions in excess of cost basis	1,859
Net realized losses (excluding securities sold short and foreign currency transactions)	8,966
Net realized gain on securities sold short	(84)
Net change in unrealized gains (excluding foreign currency translations)	(417,286)
Purchase of long-term investments	(169,024)
Proceeds from sale of long-term investments	137,480
Purchases of securities to cover securities sold short	(41,056)
Proceeds from securities sold short	41,140
Amortization of deferred debt offering costs	612
Amortization of mandatory redeemable preferred stock offering costs	104
Increase in deposits with brokers	(47)
Increase in dividends and distributions receivable	(802)
Decrease in current income tax receivable	17,519
Increase in other assets	(57)
Increase in payable for securities purchased	647
Increase in investment management fee payable	1,343
Increase in accrued directors’ fees	45
Decrease in accrued expenses and other liabilities	(148)
Increase in deferred income tax liability	76,097
Net Cash Provided by Operating Activities	7,514
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	35,000
Costs associated with renewal of credit facility	(895)
Repayment of borrowings acquired in merger	(15,042)
Proceeds from offering of notes	45,000
Costs associated with offering of notes	(399)
Redemption of notes	(11,575)
Redemption of mandatory redeemable preferred stock	(10,067)
Cash distributions paid to common stockholders	(49,355)
Net Cash Used in Financing Activities	(7,333)
NET CHANGE IN CASH	181
CASH — BEGINNING OF PERIOD	1,153
CASH — END OF PERIOD	$1,334

____________

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the issuance of $102,007 of common shares in connection with the merger of Fiduciary/Claymore Energy Infrastructure Fund (see Note 1 — Organization).

During the six months ended May 31, 2022, interest paid related to debt obligations were $4,570 and income tax refunds received were $4,761 (net of payments made).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Fiscal Year Ended November 30,
			2021	2020	2019
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.91		$6.90	$13.89	$16.37
Net investment income (loss)(2)	—		(0.08)	(0.34)	(0.26)
Net realized and unrealized gain (loss)	2.48		2.74	(5.87)	(0.75)
Total income (loss) from operations	2.48		2.66	(6.21)	(1.01)
Common dividends(3)	—		—	—	—
Common distributions — return of capital(3)	(0.38)		(0.65)	(0.78)	(1.47)
Total dividends and distributions — common	(0.38)		(0.65)	(0.78)	(1.47)
Offering expenses associated with the issuance of common stock	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	—
Total capital stock transactions	—		—	—	—
Net asset value, end of period	$11.01		$8.91	$6.90	$13.89
Market value per share of common stock, end of period	$9.42		$7.77	$5.89	$12.55
Total investment return based on common stock market value(4)	26.4	%(5)	44.0%	(47.3)%	(12.4)%
Total investment return based on net asset value(6)	28.9	%(5)	41.0%	(44.3)%	(6.1)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,498,385		$1,126,479	$872,914	$1,755,216
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.9%		1.8%	2.3%	2.3%
Other expenses	0.2		0.3	0.3	0.1
Subtotal	2.1		2.1	2.6	2.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.1		1.3	3.6	2.1
Income tax expense(8)	6.8	(5)	5.1	—	—
Total expenses	10.0%		8.5%	6.2%	4.5%
Ratio of net investment income (loss) to average net assets(2)	0.0%		(0.9)%	(4.0)%	(1.6)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.4	%(5)	31.4%	(73.8)%	(6.3)%
Portfolio turnover rate	6.2	%(5)(9)	50.8%	22.3%	22.0%
Average net assets	$1,308,871		$1,068,396	$1,063,404	$2,032,591
Notes outstanding, end of period(10)	$243,111		$209,686	$173,260	$596,000
Borrowings under credit facilities, end of period(10)	$98,000		$63,000	$62,000	$35,000
Term loan outstanding, end of period(10)	$50,000		$50,000	$—	$60,000
Mandatory redeemable preferred stock, end of period(10)	$91,603		$101,670	$136,633	$317,000
Average shares of common stock outstanding	131,183,125		126,447,554	126,420,698	126,326,087
Asset coverage of total debt(11)	506.5%		480.6%	529.1%	399.9%
Asset coverage of total leverage (debt and preferred stock)(12)	410.4%		365.5%	334.7%	274.1%
Average amount of borrowings per share of common stock during the period(1)	$2.79		$2.43	$2.88	$6.09

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2018		2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.45)		(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	2.74		(0.92)	2.80	(14.39)
Total income (loss) from operations	2.29		(1.37)	2.19	(14.92)
Common dividends(3)	(1.80)		(0.53)	—	(2.15)
Common distributions — return of capital(3)	—		(1.37)	(2.20)	(0.48)
Total dividends and distributions — common	(1.80)		(1.90)	(2.20)	(2.63)
Offering expenses associated with the issuance of common stock	(0.01	)(13)	—	—	—
Effect of issuance of common stock	—		—	—	0.03
Effect of shares issued in reinvestment of distributions	(0.01)		(0.01)	(0.01)	0.01
Total capital stock transactions	(0.02)		(0.01)	(0.01)	0.04
Net asset value, end of period	$16.37		$15.90	$19.18	$19.20
Market value per share of common stock, end of period	$15.85		$15.32	$19.72	$18.23
Total investment return based on common stock market value(4)	14.8%		(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(6)	14.2%		(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,066,269		$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.5%	2.5%	2.6%
Other expenses	0.2		0.1	0.2	0.1
Subtotal	2.5		2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.0	2.8	2.4
Income tax expense(8)	—		—	7.9	—
Total expenses	4.4%		4.6%	13.4%	5.1%
Ratio of net investment income (loss) to average net assets(2)	(2.5)%		(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.8%		(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	25.8%		17.6%	14.5%	17.1%
Average net assets	$2,127,407		$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(10)	$716,000		$747,000	$767,000	$1,031,000
Borrowings under credit facilities, end of period(10)	$39,000		$—	$43,000	$—
Term loan outstanding, end of period(10)	$60,000		$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$317,000		$292,000	$300,000	$464,000
Average shares of common stock outstanding	118,725,060		114,292,056	112,967,480	110,809,350
Asset coverage of total debt(11)	392.4%		383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(12)	282.5%		275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$6.52		$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	5.64	8.72	4.27
Total income (loss) from operations	4.88	7.99	3.56
Common dividends(3)	(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)
Total dividends and distributions — common	(2.53)	(2.29)	(2.09)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	—	—	0.01
Total capital stock transactions	0.06	0.09	0.03
Net asset value, end of period	$36.71	$34.30	$28.51
Market value per share of common stock, end of period	$38.14	$37.23	$31.13
Total investment return based on common stock market value(4)	9.9%	28.2%	19.3%
Total investment return based on net asset value(6)	14.8%	29.0%	13.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2
Subtotal	2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4
Income tax expense(8)	8.3	14.4	7.2
Total expenses	12.6%	19.0%	12.2%
Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%
Portfolio turnover rate	17.6%	21.2%	20.4%
Average net assets	$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period(10)	$1,435,000	$1,175,000	$890,000
Borrowings under credit facilities, end of period(10)	$51,000	$69,000	$19,000
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$524,000	$449,000	$374,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687
Asset coverage of total debt(11)	406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(12)	300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)    Based on average shares of common stock outstanding.

(2)    Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)    The characterization of the distributions paid for the six months ended May 31, 2022, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)    Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)    Not annualized.

(6)    Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)    Unless otherwise noted, ratios are annualized.

(8)    For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)    Portfolio turnover rate for the six months ended May 31, 2022, excludes $21,777 of proceeds from portfolio securities sold after the merger with Fiduciary/Claymore Energy Infrastructure Fund to realign the combined Company’s portfolio.

(10)  Principal/liquidation value.

(11)  Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)  Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(13)  Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

1.     Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). Pursuant to the terms of the merger agreement approved by FMO shareholders, FMO was merged with and into KYN, and FMO shareholders received newly issued shares of KYN common stock in exchange for their shares of FMO, the aggregate net asset value of which equaled the aggregate net asset value of FMO common shares, as determined at the close of business on March 4, 2022. A total of 9,683,976 shares of new KYN common stock were issued as a result of the merger. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Immediately following the merger, KYN’s combined net assets were $1,433,834 and the Company had 136,131,530 shares of common stock outstanding.

The Company’s results of operations for the three and six month periods ended May 31, 2022 are not directly comparable to prior periods as these results include income and earnings associated with assets acquired in connection with the merger (included as of the date such merger was completed). Assuming the merger had been completed on December 1, 2021, the beginning of the annual reporting period for the Company, the pro forma results in the Statement of Operations for the three and six months ended May 31, 2022 would be as follows:

	Pro Forma For the Three Months Ended May 31, 2022	Pro Forma For the Six Months Ended May 31, 2022
Net investment income, net of tax	$429	$(302)
Net realized gains, net of tax	9,468	(6,536)
Net change in unrealized gains (losses), net of tax	151,304	346,646
Net increase (decrease) in net assets resulting from operations	$161,201	$339,808

Because the combined entity has been managed as a single integrated entity since the merger was completed, it is not practicable to separate the amounts of income and earnings of FMO that have been included in the Company’s Statement of Operations since the merger.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•   Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•   Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•   Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•   Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2022, the Company held 6.8% of its net assets applicable to common stockholders (4.8% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2022, was $102,464. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended May 31, 2022	For the Six Months Ended May 31, 2022
Dividends and distributions (before foreign taxes withheld of $342 and $673, respectively, and excluding distributions in excess of cost basis)	$28,119	$52,295
Dividends and distributions — % return of capital	56%	59%
Return of capital — attributable to net realized gains (losses)	$215	$653
Return of capital — attributable to net change in unrealized gains (losses)	15,562	30,299
Total return of capital	$15,777	$30,952

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the six months ended May 31, 2022, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex- dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2017 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any interest, dividends or distributions paid on securities sold short.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its term loan, notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

(other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2022, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$2,113,036	$1,991,170	$19,402(1)	$102,464
Debt investments	8,595	—	8,595
Total assets at fair value	$2,121,631	$1,991,170	$27,997	$102,464

____________

(1)    As of May 31, 2022, this amount represents the value of the Company’s investment in Plains AAP, L.P. (“PAGP-AAP”).

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2022.

As of May 31, 2022, the Company had Notes outstanding with aggregate principal amount of $243,111 and 3,664,117 of MRP Shares outstanding with a total liquidation value of $91,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($243,111 aggregate principal amount) and all of the MRP Shares

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

($91,603 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2022, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series FF, GG, KK, MM through RR)	$243,111	$243,600
MRP Shares (Series R and S)	$91,603	$84,900

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2022.

Three Months Ended May 31, 2022	Equity Investments
Balance — February 28, 2022	$107,510
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(5,046)
Balance — May 31, 2022	$102,464
Net change in unrealized gain (loss) of investments still held at May 31, 2022	$(5,046)
Six Months Ended May 31, 2022	Equity Investments
Balance — November 30, 2021	$106,563
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(4,099)
Balance — May 31, 2022	$102,464
Net change in unrealized gain (loss) of investments still held at May 31, 2022	$(4,099)

The $5,046 and $4,099 of unrealized losses for the three and six months ended May 31, 2022, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Company owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Company holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2022) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Company estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded preferred securities of similar investment grade issuers in the energy industry over their publicly traded notes. The Company’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Company applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Company owns convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units are convertible on a one-for-one basis into common units at the Company’s option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value this convertible preferred units using a two-step process. The first step in this valuation process is to use a convertible pricing model to value the security. The convertible pricing model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, (b) the credit spread of the partnership’s publicly traded preferred securities to their unsecured notes, and (c) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units. The second step in this valuation process is to assess the additional yield that a buyer of this security would require to hold this security (relative to the yield implied by the convertible pricing model) due to the illiquid nature of the security. The range of additional yield required is informed by publicly reported trades in the security, if any, as well as the judgment of KAFA. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2022:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
EPD Convertible Preferred Units	$23,864	- Discounted cash flow analysis	- Discount rate - Illiquidity discount	4.3% 3.3%	5.4% 3.3%	4.8% 3.3%
MPLX Convertible Preferred Units	78,600	- Convertible pricing model	- Credit spread - Volatility - Yield spread	4.4% 20.0% 0.5%	4.9% 30.0% 1.0%	4.6% 25.0% 0.8%
Total	$102,464

4.     Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At May 31, 2022, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies	100.0%
Equity securities	99.6%
Energy Infrastructure Companies	97.7%
Largest single issuer	10.8%
Restricted securities	5.7%
Debt securities	0.4%

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. Any amount waived by KAFA pursuant to the fee waiver agreement may not be recouped.

The investment management and fee waiver agreements have a current term through April 30, 2023 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2022, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Kayne Anderson Capital Advisors, L.P. (“KACALP”) is the managing member of KAFA. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own Plains GP Holdings L.P. (“PAGP”) shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of and for the three and six months ended May 31, 2022:

Investment(1)	No. of Shares/Units/Principal Amount(2) (in 000’s)	Value	Dividends/Distributions Received/Interest Income Earned		Net Realized Gains (Losses)(3)		Net Change in Unrealized Gains (Losses)
			Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
PAA	8,613	$98,106	$1,873	$3,167	$677	$1,129	$16,218	$26,121
PAGP-AAP	1,622	19,402	353	645	—	—	1,334	3,727
PAA-Debt	$750	646	3	3	—	—	(11)	(11)
Total		$118,154	$2,229	$3,815	$677	$1,129	$17,541	$29,837

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the three and six months ended May 31, 2022, the Company purchased 1,425 units of PAA and $750 of debt (principal amount). During the three and six months ended May 31, 2022, there were no purchases of PAGP-AAP and no sales of any affiliates.

(3)    Net realized gains for the period relate to distributions received in excess of cost basis.

6.     Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of May 31, 2022, the components of the Company’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Capital loss carryforward — Federal	$62,347
Capital loss carryforward — State	6,115
Net operating loss carryforward — State	372

Deferred tax liabilities:
Net unrealized gains on investment securities	(205,104)
Total deferred income tax liability, net	$(136,270)

During the six months ended May 31, 2022, the Company received $4,761 of tax refunds (net of $2,033 of tax payments) primarily related to federal and state capital loss carryback claims.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of May 31, 2022, the Company had capital loss carryforwards of $301,846 (state and federal deferred tax asset of $6,115 and $62,347, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

On March 4, 2022, the Company completed its merger with FMO. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As of the merger date, the Company acquired all of the tax attributes of FMO. Regulations under Section 382 of the Internal Revenue Code limit the use of tax attributes subsequent to ownership changes until FMO’s capital loss carryforwards are utilized or expire unused. The annual Section 382 limitation was calculated as of the merger date to be $1,663 and this amount is pro-rated for the year in which the merger is completed.

As of the merger date, FMO had $74,630 of unrealized built-in gains for tax purposes. In addition to the Section 382 limitation, the Company will be able to utilize FMO’s capital loss carryforwards up to the amount of built-in gains that are realized (prior to the statutory expiration of the capital loss carryforward period).

As of the merger date, FMO had established a valuation allowance on the amount of capital losses that exceeded its net unrealized built-in gain as of the same date. As a result of the limitations on these losses post-merger, the Company has written off the deferred tax asset (and removed the valuation allowance) associated with the capital losses that exceeded (1) the built-in gains as of the merger date and (2) the portion of capital losses that will become available through the annual Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Post-merger, $80,852 of capital losses will be available to the Company subject to the limitations described above.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at May 31, 2022, it has determined that it is more likely than not that its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, there is no valuation allowance related to the Company’s deferred tax assets.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Six Months Ended May 31, 2022
Computed federal income tax expense at 21%	$85,703
State income tax expense, net of federal tax	5,652
Income tax benefit of capital losses acquired in merger	(1,697)
Foreign tax credit	(673)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(130)
Total income tax expense	$88,855

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2022, the Company increased its tax cost basis by approximately $13,002 due to 2021 net allocated income from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At May 31, 2022, the cost basis of investments for federal income tax purposes was $1,207,918. The cost basis for federal income tax purposes is $611,679 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2022, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$919,975
Gross unrealized depreciation of investments (including options, if any)	(6,262)
Net unrealized appreciation of investments before foreign currency related translations	913,713
Unrealized appreciation on foreign currency related translations	13
Net unrealized appreciation of investments	$913,726

Distributions in the amount of $4,087 paid to holders of MRP Shares for the fiscal year ended November 30, 2021, were characterized as distributions (return of capital). Distributions in the amount of $82,190 paid to common stockholders for the fiscal year ended November 30, 2021, were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

7.     Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2022, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	1,622	$1,256	$19,402	$11.96	1.3%	0.9%
Level 3 Investments(4)
Enterprise Products Partners L.P. Convertible Preferred Units	(2)	(5)	23	$24,961	$23,864	$1,047.83	1.6%	1.1%
MPLX LP Convertible Preferred Units	5/13/16	(5)	2,255	72,217	78,600	34.85	5.2	3.7
Total				$97,178	$102,464		6.8%	4.8%
Total of all restricted investments				$98,434	$121,866		8.1%	5.7%

____________

(1)    The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of May 31, 2022, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

(3)    The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)    Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)    Unregistered or restricted security of a publicly-traded company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Company has written a monthly average of $4,320 of call options during the six months ended May 31, 2022.

Interest Rate Swap Contracts — As of May 31, 2022, the Company did not have any interest rate swap contracts outstanding.

As of May 31, 2022, the Company held no derivative instruments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

For the Three Months Ended May 31, 2022
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$ 94	$ —
Securities sold short	Securities sold short	84	—
		$178	$ —
		For the Six Months Ended May 31, 2022
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$220	$ —
Securities sold short	Securities sold short	84	—
		$304	$ —

9.     Investment Transactions

For the six months ended May 31, 2022, the Company purchased and sold securities in the amounts of $169,024 and $137,480 (excluding short-term investments and securities sold short).

10.   Credit Facility and Term Loan

As of May 31, 2022, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 24, 2023. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2022, the average amount of borrowings outstanding under the Credit Facility was $106,544 with a weighted average interest rate of 1.64%. As of May 31, 2022, the Company had $98,000 outstanding under the Credit Facility at a weighted average interest rate of 2.32%.

As of May 31, 2022, the Company had a $50,000 unsecured term loan (the “Term Loan”) that matures on August 6, 2024. The interest rate on $25,000 of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25,000 is LIBOR plus 1.30%. Amounts repaid under the Term Loan cannot be reborrowed.

As of May 31, 2022, $50,000 was borrowed under the Term Loan at a weighted average interest rate of 1.96%. As of May 31, 2022, the Company had $121 of unamortized Term Loan issuance costs.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of May 31, 2022, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.   Notes

At May 31, 2022, the Company had $243,111 aggregate principal amount of Notes outstanding. During the six months ended May 31, 2022, the Company issued $45,000 of Notes and redeemed $11,575 of Notes.

The table below sets forth a summary of the issuances, redemptions, and the key terms of each series of Notes outstanding at May 31, 2022.

Series	Principal Outstanding November 30, 2021	Principal Issued	Principal Redeemed	Principal Outstanding May 31, 2022	Unamortized Issuance Costs	Estimated Fair Value May 31, 2022	Fixed/Floating Interest Rate	Maturity
CC	$11,575	$—	$(11,575)	$—	$—	$—	3.95%	5/3/22
FF	16,571	—	—	16,571	21	16,800	3.57%	4/16/23
GG	21,419	—	—	21,419	63	21,500	3.67%	4/16/25
KK	32,247	—	—	32,247	88	32,800	3.93%	7/30/24
MM	27,322	—	—	27,322	21	27,700	3.26%	10/29/22
NN	15,774	—	—	15,774	32	15,900	3.37%	10/29/23
OO	14,778	—	—	14,778	43	14,800	3.46%	10/29/24
PP	50,000	—	—	50,000	346	50,600	3-month LIBOR + 125 bps	6/19/26
QQ	20,000	—	—	20,000	130	18,900	1.81%	6/19/25
RR(1)	—	45,000	—	45,000	398	44,600	4.57%	5/18/32
	$209,686	$45,000	$(11,575)	$243,111	$1,142	$243,600

____________

(1)      On May 18, 2022, the Company entered into a definitive agreement for the private placement of $90,000 of Notes. On May 18, 2022, the Company issued $45,000 of Series RR Notes with the remaining $45,000 of Notes to be issued on August 2, 2022.

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. As of May 31, 2022, the weighted average interest rate on the outstanding Notes was 3.33%.

As of May 31, 2022, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2022, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At May 31, 2022, the Company had 3,664,117 shares of MRP Shares outstanding, with a total liquidation value of $91,603 ($25.00 per share). During the six months ended May 31, 2022, the Company redeemed $10,067 of MRP Shares. On May 18, 2022, the Company executed a definitive agreement for the private placement of $20,000 of MRP Shares to be issued on August 2, 2022.

The table below sets forth a summary of the redemptions and key terms of each series of MRP Shares outstanding at May 31, 2022.

Series	Liquidation Value November 30, 2021	Liquidation Value Redeemed	Liquidation Value May 31, 2022	Unamortized Issuance Costs	Estimated Fair Value May 31, 2022	Rate	Mandatory Redemption Date
P	$10,067	$(10,067)	$—	$—	$—	3.86%	10/29/22
R	41,828	—	41,828	416	39,400	3.38%	2/11/27
S	49,775	—	49,775	719	45,500	3.60%	2/11/30
	$101,670	$(10,067)	$91,603	$1,135	$84,900

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2022, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2022, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.   Common Stock

At May 31, 2022, the Company had 196,335,883 shares of common stock authorized and 136,131,530 shares outstanding. As of May 31, 2022, KAFA owned 86 shares of the Company. Transactions in common shares for the six months ended May 31, 2022, were as follows:

Shares outstanding at November 30, 2021	126,447,554
Shares issued in connection with merger (see Note 1)	9,683,976
Shares outstanding at May 31, 2022	136,131,530

During the fiscal year ended November 30, 2021, there were no common stock transactions.

14.   Subsequent Events

On June 23, 2022, the Company declared a quarterly distribution of $0.20 per common share for the second quarter. The total distribution of $27,226 was paid July 12, 2022. Of this total, pursuant to the Company’s dividend reinvestment plan, $2,941 was reinvested into the Company through open market purchases of common stock.

On June 23, 2022, the Company announced the appointment of Carita Walker as an Independent Director, meaning a Director who is not an “interested person” of the Company, as that term is defined under the 1940 Act.

Carita Walker is the Chief Legal Officer at Shell Recharge Solutions — a Shell plc company dedicated to unlocking the possibilities of the electric mobility future by delivering game-changing software and services at scale. Ms. Walker has numerous years of experience avoiding value leakage in commercial contracting, M&A, legislative and market development in nascent and novel industries and technologies, and grass-roots advocacy. She is passionate about creating scalable, innovative business solutions, building compliant, safe, and inclusive cultures, and advancing environmental, social, and governance (ESG) initiatives. Ms. Walker is an acknowledged thought leader and active participant in Diversity, Equity, & Inclusion (DE&I) efforts as one of the architects of the Shell Global Legal DE&I plan and a member of the Deloitte Chief Legal Officer DE&I think tank. Ms. Walker did her undergraduate studies at Xavier University of Louisiana, studied at Harvard University in Cambridge, MA, and obtained her law degree from the University of California at Berkeley — School of Law.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy- related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

The Company has adopted a Dividend Reinvestment Plan (the “Plan”), as further described below. A stockholder is automatically enrolled in the Plan unless that stockholder specifically elects to receive cash distributions, as further described below. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

An investor that holds common stock of the Company with a brokerage firm that does not participate in the Plan will not be able to participate in the Plan. In addition, an investor that participates in the Plan through a brokerage account may not be able to transfer common stock of the Company to another brokerage firm and continue to participate in the Plan.

The following are the terms of the Company’s Dividend Reinvestment Plan:

Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases,

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

At a meeting held on March 29-30, 2022, the Company’s Board of Directors (the “Board”) approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year period from May 1, 2022 through April 30, 2023.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued maintenance of such team despite declines in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Company’s leverage ratios and distribution determinations through declining and volatile energy markets, and the continued efforts to maximize returns and to position the Company’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

executing on key investment themes as well as the Company’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Development Company with and into the Company (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Company’s stockholders, the Adviser’s prudent expansion of the Company’s investment mandate in 2020 in order to provide greater potential for future growth, and the Adviser’s proactive management in identifying and successfully completing the merger of the Company with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”) in 2022 in order to further grow the Company’s assets. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including recent market challenges stemming in part from COVID-19, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. These data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy infrastructure companies and other energy companies, as applicable, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

burden resulting from the Company’s tax complexities, the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They further noted that the Company’s operating expenses decreased on an absolute basis in 2020 and again in 2021 but increased as a percentage of net assets due to the decline in the Company’s NAV as a result of market declines associated with COVID-19 and other market headwinds. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012, with respect to the Company, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints that became effective December 11, 2014, and then further lowered those breakpoint levels in connection with the Reorganization effective August 6, 2018. The Independent Directors noted that the Adviser had agreed to continue those lower breakpoints for another year, which would further reduce the effective average fee rate as the Company grows. The Independent Directors considered that the successful completion of the Reorganization and of the merger with FMO had enabled and would continue to enable the Company to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its robust and high-quality investment team and professional staff devoted to the Company in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the breakpoints in place for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review of the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

ANNUAL CERTIFICATION

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•   without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•   on the Company’s website, www.kaynefunds.com; and

•   on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Company’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you provide to us orally; and

•   Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•   Name, address, phone number and email address;

•   Age, date of birth, occupation and marital status;

•   Personal identifier, depending on your country of residence, such as your Social Security Number; and

•   Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•   For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•   To contact you or your designated representative(s) in connection with your relationship and/or account;

•   To monitor and audit compliance with our internal policies and procedures; and

•   To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•   Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•   Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•   Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC
811 Main Street, 14th Floor
Houston, TX 77002

Website: https://www.kaynefunds.com/
Email Address: CEF@kaynecapital.com
Toll Free Phone Number: 877-657-3863

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On April 21, 2022, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of February 16, 2022 (the “Record Date”), the Company had 126,447,554 outstanding shares of common stock and 4,066,795 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 104,676,576 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)     The election of Anne K. Costin and Albert L. Richey as directors, each to serve for a term of three years until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

(a)    The election of Ms. Costin required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 65,872,937 shares were cast in favor, 37,942,548 shares were cast against, and 861,091 shares abstained in the election of Ms. Costin.

(b)    The election of Mr. Richey required the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 3,968,033 shares were cast in favor and there were no votes against or abstained in the election of Mr. Richey.

As a result of the vote on this matter Ms. Costin and Mr. Richey were each elected to serve as director of the Company for a three-year term.

(ii)    The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2022.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 101,920,025 shares were cast in favor, 1,981,080 shares were cast against, 775,471 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2022 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2021	—	$—	—	Not applicable.
January 1-31, 2022	269,415	8.42	—	Not applicable.
February 1-28, 2022	—	—	—	Not applicable.
March 1-31, 2022	—	$—	—	Not applicable.
April 1-30, 2022	372,567	9.27	—	Not applicable.
May 1-31, 2022	—	—	—	Not applicable.
Total	641,982	$8.92	—	—

(1)	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in securities lending activities during the six months ended May 31, 2022.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

Date: July 27, 2022	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 27, 2022	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 27, 2022	By:	/s/ A. COLBY PARKER
A. Colby Parker
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.